UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 8, 2008

SIMCLAR, INC.

(Exact name of registrant as specifıed in its charter)

Florida	001-139249	59-1709103
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identifıcation No.)

2230 West 77th Street, Hialeah, Florida	33016
(Address of principal executive offıces)	(Zip Code)

Registrant's telephone number, including area code (305) 556-9210

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K fıling is intended to simultaneously satisfy the fıling obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 9, 2008, Simclar, Inc. (the “Company”) issued a press release announcing that it had notified the Nasdaq Stock Market of its intent to voluntarily delist its common shares from the Nasdaq Capital Market, and that it intends to voluntarily deregister its common shares under the Securities Exchange Act of 1934, as amended, and cease filing reports with the Securities and Exchange Commission. The Board of Directors of the Company approved the delisting of its common shares from the Nasdaq Capital Market and deregistration of its common shares under the Securities Exchange Act of 1934 at a meeting of the Board of Directors held on December 8, 2008. The Company has fewer than 300 record holders of its common shares, and therefore is eligible to deregister its common shares under the Securities Exchange Act of 1934, and exit the Securities and Exchange Commissions periodic reporting system.

The Company expects that it will file with the Securities and Exchange Commission a Form 25 relating to the delisting of its common shares on or about December 19, 2008, with the delisting of its common shares taking effect ten days thereafter. Accordingly, the Company expects that the last day of trading of its common shares on the Nasdaq Capital Market will be on or about December 29, 2008.  On the effective date of the delisting, the Company plans to file a Form 15 to deregister its common shares under Section 12(g) of the Securities Exchange Act of 1934. Upon filing of the Form 15, the Company’s obligation to file periodic reports with the SEC, including Forms 10-K, 10-Q and 8-K, will be immediately suspended.  The Company expects that the deregistration of its common shares will become effective 90 days after the filing of the Form 15 with the SEC.

The Company intends to continue reporting to its shareholders as required by Florida law and the Company’s bylaws.  The Company anticipates that following delisting its common shares will be quoted on the Pink Sheets®, a centralized electronic quotation service for over-the-counter securities, so long as market makers demonstrate an interest in trading in the Company’s common shares.  However, the Company can provide no assurance that trading in its stock will continue in the Pink Sheets or in any other forum.

A copy of the complete text of the Company’s December 9, 2008, press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed with this report:

Exhibit Number	Exhibit Description

99.1	Simclar, Inc. press release dated December 9, 2008, entitled “Simclar, Inc. Announces Intent to Voluntarily Delist andDeregister its Common Shares.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Simclar, Inc.

Date: December 12, 2008	By:	/s/ Stephen P. Donnelly
Stephen P. Donnelly, Chief Financial Officer, Treasurer and Secretary